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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                October 16, 2003




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


New York                               0-19357                               16-0838627
---------------------------------------------------------------------------------------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                                         14615
---------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                        (Zip Code)




Registrant's telephone number, including area code                          (585) 647-6400
---------------------------------------------------------------------------------------------------



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.                Description
-----------                -----------
99.1                       Press Release
                           dated October 16, 2003

Item 12. Results of Operations and Financial Condition

On October 16, 2003, the Registrant issued a press release announcing its operating results for the second quarter ended September 27, 2003. A copy of the press release is furnished herewith.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MONRO MUFFLER BRAKE, INC.
                                                  -------------------------
                                                         (Registrant)




October 21, 2003                                  By: /s/ John W. Van Heel
                                                      --------------------------
                                                  John W. Van Heel
                                                  Vice President-Finance